Exhibit 10.3

RECORDATION REQUESTED BY:

First American Title

WHEN RECORDED MAIL TO:

MISSION COMMUNITY BANK
P. O. Box 789
San Luis Obispo CA 93406

ESTOPPEL,
NON-DISTURBANCE & ATTORNMENT AGREEMENT

THIS AGREEMENT, made and entered into as of the 21st day of September, 2006, by and between Mission Community Bank, a California banking corporation, (“Lessee”) whose address is 581 Higuera Street, San Luis Obispo CA 93401; Walter Bros. Construction Co., Inc.,, a California corporation (“Borrower”/ “Lessor”), whose address is 3220 South Higuera Street, San Luis Obispo, California 93401, and Mid-State Bank & Trust (“Lender”), whose address is P. O. Box 6002, Arroyo Grande, California, 93421-6002.

A.    Lender has made, or is making, a loan or loans (the “Loan”) to Borrower secured by one or more deeds of trust, without limitation, dated October 28, 2003 and August 25, 2005, (the “Deeds of Trust”) on the real property legally described in Exhibit “A”: attached hereto and known as 3190, 3196, 3220, 3232, 3238, 3240, 3250 Higuera Street; Assessor’s Parcel Numbers  053-041-033, -023, -039 & -038 (the “Real Property”); and

B.     Lessee is the lessee under a Lease dated September 21, 2006, made by Borrower, as Lessor, demising approximately 32,500 square feet of the Real Property located at the corner of South Higuera and Prado Road, in the City of San Luis Obispo, County of San Luis Obispo, State of California [a portion of Assessor’s Parcel Number 053-041-033], and it is the intent of Borrower and Lessee that Borrower will obtain a lot line adjustment from the City of San Luis Obispo, whereby a separate parcel will be created (the “Lot Line Adjustment”) which new parcel shall be the leased premises (“the Demised Premises”) (said lease and all amendments thereto being referred to as the “Lease”); and

C.   The Lessee requires that Lessee, Borrower and Lender execute this Agreement as a condition of the Lease: and

D.    In return, Lender is agreeable to not disturbing Lessee’s possession of the

Demised Premises covered by the Lease, so long as Lessee is not in default under the Lease.

NOW, THEREFORE, for valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.   Estoppel. The Lease has been duly executed and accepted by Lessor and Lessee, constitutes the entire agreement between Lessor and Lessee as pertains to the Lease of the Premises and has not been modified either in writing or orally, except as reflected in the copy of the Lease provided to Lender.

As of the date of this Agreement, (i) except for the completion of the Lot Line Adjustment, all conditions and obligations to be performed by either Lessor or Lessee under the Lease have been satisfied; (ii) there exists no breach, default or event or condition which would constitute such a breach or default under the Lease; (iii) there are no existing claims, defenses or offsets against obligations of either Lessor or Lessee under the Lease, including any against rents due or to become due under the terms of the Lease; and (iv) no deposits or prepayments of rent have been made in connection with the Lease except as may be described in the Lease.

2.   Lessee Not To Be Disturbed. So long as Lessee is not in default (beyond any period given Lessee by the terms of the Lease to cure such default) in the payment of rent or additional rent or of any of the terms, covenants or conditions of the Lease on Lessee’s part to be performed:  (a) Lessee’s possession of the Premises, and its rights and privileges under the Lease, including but not limited to any extension or renewal rights, and application of insurance proceeds and condemnation awards shall not be diminished or interfered with by Lender; and, (b) Lender will not join Lessee as a party defendant in any action or proceeding foreclosing the Deeds of Trust unless such joinder is necessary to foreclose the Deeds of Trust and then only for such purpose and not for the purpose of terminating the Lease.

3.   Lessee to Attorn To Lender. If Lender shall become the owner of the Premises or the Premises shall be sold by reason of foreclosure, or other proceedings brought to enforce the Deeds of Trust, or the Premises shall be transferred by Deed in lieu of foreclosure, the Lease shall continue in full force and effect as a direct Lease between the then owner of the Premises (hereinafter the “other owner”), who shall succeed to the rights and duties of the Borrower as the Lessor, and Lessee. Lessee shall attorn to Lender or any such other owner as its landlord, said attainment to be effective and self-operative without the execution of any further instruments; provided, however, that Lessee agrees that in the event Lender or any such other owner succeeds to the interest of Lessor under the Lease, Lender or any such other owner:

(a)          shall not be personally liable for any act or omission of any prior lessor (including Borrower);

(b)         shall not be bound by any amendment or modification of the Lease (which modification or amendment effects the amount of rent, due dates of rent, lease term, period of any extension, provisions concerning allocation of insurance and condemnation proceeds and/or recourse liability of the Lessee for rent and other charges under the Lease) made without Lender’s consent, which consent shall not be unreasonably withheld, delayed or conditioned;

(c)          as provided in California Civil Code § 1950.7, shall not be liable for the return of any security deposit under the Lease unless such security deposit shall have been actually held by Lender or such other owner that succeeds to the interest of Lessor;

(d)         shall not be liable to Lessee for any monetary defaults of Borrower or any prior lessor to Lessee which accrue prior to the date of the transfer giving rise to the attornment hereunder;

(e)          shall not be bound by any rent or additional rent which Lessee might have prepaid for more than one (1) month in advance under the Lease and Lessor agrees not to accept any rent or additional rent more than one (1) month in advance; and

(f)            Lessor shall be responsible for obtaining the consent of Lender to any amendments or modifications of the Lease requiring Lender’s consent pursuant to § 4(b) hereof.

Lessee acknowledges that Borrower will assign the Lease to Lender pursuant to the terms of an absolute Assignment of Leases and Rents executed in connection with the Deeds of Trust as security for the indebtedness secured by the Deeds of Trust. Lessee hereby agrees that upon the occurrence of any default under the Loan or the documents evidencing or securing the same, and in the event of written notice to Lessee by Lender, or its successors and assigns, reciting such default and making demand for the payment to the Lender or its successors and assigns, of the rent due under the Lease, Lessee will pay said rent to Lender or its successors and assigns and Borrower hereby consents to said payment and releases Lessee from any and all liability, damages, or claims in connection with any such payment or payments. Borrower agrees that the receipt by Lessee of any such written notice shall be conclusive evidence of the right of Lender or its successors and assigns to the receipt of said rental payments. Lessee shall be under no obligation to pay rent to Lender or any such other owner until Lessee receives written notice from Lender or any such other owner.

4.   Lender’s Option To Cure Borrower’s Default. Lessee agrees that Borrower shall not be in default under the Lease unless written notice specifying such default is given to Lender. Lessee agrees that Lender shall have the right to cure such default on behalf of Borrower within sixty (60) days after the receipt of such notice; provided, however, that said 60-day period shall be further extended so long as within said 60-day period Lender has commenced to cure and is proceeding diligently to cure said default or defaults. Lessee further agrees not to invoke any of its remedies against Lessor under the Lease (except any emergency repair clause contained therein) until said 60 days have elapsed. Lender shall not be obligated to cure. Lessee shall not be exonerated from the Lease by reason of, any default by Lessor of any provisions of the Lease which have been amended without Lender’s express written approval.

5.   Notice of Discharge.   Borrower shall give notice to Lessee of the reconveyance or other release of the Deeds of Trust within thirty (30) days of the date the reconveyance or other release is recorded.

6.   Notices. Any and all notices required or permitted to be given shall be in writing and shall be sent, either by registered Untied States mail, or personal delivery, to the parties at their addresses set forth above; and shall be deemed given upon the actual receipt thereof by the party to whom sent or delivered. The addresses to which notices shall be sent may be changed by any party by notice given pursuant to this paragraph.

7.   Successors And Assigns. This Agreement and each and every covenant, agreement and other provision hereof shall be binding upon and shall inure to the benefit of the parties hereto and their representatives, successors and assigns.

8.   Further Assurances. Lessee agrees that, upon request of Lender, Borrower or successor mortgagee, Lessee will execute similar instruments as necessary in connection with this Loan.

9.   Duplicate Originals. This Assignment may be executed in any number of duplicate originals and each such duplicate original shall be deemed to be an original.

IN WITNESS WHEREOF, the parties hereto have each caused this Agreement to be executed as of the date first above written.

“Lessee”		“Lender”
Mission Community Bank		Mid State Bank

By:	/s/ Anita Robinson	By:	/s/ Lori A. Anderson
	Anita Robinson		LORI A. ANDERSON
	Its: President		Printed Name
			Its:	Senior Vice President

“Lessor” “Borrower”

Walter Bros. Construction Co., Inc.

By:	/s/ Donald C. Walter
DONALD C. WALTER
Printed Name
	Its:	PRESIDENT

NOTARY ACKNOWLEDGEMENT

STATE OF CALIFORNIA	)
) ss.
COUNTY OF SAN LUIS OBISPO	)

On Sept. 21, 2006 before me, Aileen C. Cota, Notary Public, personally appeared Anita Robinson personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that, she executed the same in her authorized capacity, and that by her signature on the instrument the person or the entity upon behalf of which the person acted, executed the instrument.

Witness my hand and official seal (SEAL) this 21st day of September
/s/ Aileen C. Cota
Signature of Notary

STATE OF CALIFORNIA	)
) ss.
COUNTY OF SAN LUIS OBISPO	)

On                                                          before me,                                                , personally appeared                                                        personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that, he/she/they executed the same in his/her/their authorized capacity (ies), and that by his/her/their signature(s) on the instrument the person(s) or the entity upon behalf of which the person(s) acted, executed the instrument.

Witness my hand and official seal        (SEAL)
this                      day of

Signature of Notary

NOTARY ACKNOWLEDGEMENT

STATE OF CALIFORNIA	)
) ss.
COUNTY OF SAN LUIS OBISPO	)

On                                                               before me,                                                     , personally appeared                                                 personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that, he/she/they executed the same in his/her/their authorized capacity (ies), and that by his/her/their signature(s) on the instrument the person(s) or the entity upon behalf of which the person(s) acted, executed the instrument.

Witness my hand and official seal        (SEAL)
this                        day of

Signature of Notary

EXHIBIT “A”

LEGAL DESCRIPTION

Parcel 1: APN 053,041,033

That portion of Lot 21 of the San Luis Obispo Suburban Tract, in the City of San Luis Obispo, County of San Luis Obispo, State of California, according to the map recorded February 7, 1906 in Book 1, Page 92 of Record of Surveys, described as follows:

Commencing at the most Southerly corner of Parcel B denoted on Parcel Map No. SL-84-284, recorded in Parcel Map Book 38, Page 60;

Thence South 3°54’55” West, along (the Westerly right of way of South Higuera Street (80 feet wide), 120.98 feet to a 1 1/4 inch iron pipe tagged L.S. 3877 and the point of beginning;

Thence North 86° 14’05” West, 323 feet to a 1 1/4 inch iron pipe tagged L.S. 3877;

Thence South 3°45’55” West, 3 feet to a 1 1/4 inch iron pipe tagged L.S. 3877;

Thence North 86°14’05” West, 62 feet to a 1 1/4 inch iron pipe tagged L.S. 3877;

Thence South 3°45’55” West, 22.70 feet to a 1 1/4 inch iron pipe tagged L.S. 3877;

Thence South 74°38’05” West, 252.44 feet, more or less, to the Easterly line of the land described in the deed to Adrian R. Manthie, et ux., recorded June 15,1955 in Book 807, Page 360 of Official Records and denoted on Parcel Map SLO-73-495;

Thence Easterly and Southerly along the Northerly and Easterly boundary of last said Manthie property to the Northerly line of Prado Road (40 feet wide);

Thence Easterly along the Northerly line of said Prado Road and Northerly along the Westerly line of the property conveyed by Walter Brothers Construction Company, Inc., to the City of San Luis Obispo, recorded May 6, 1975 in Book 1831, Page 595 of Official Records, to the point of beginning.

Said land is shown as Parcel 1 on Map recorded May 10, 1989 in Book 59, Page 89 of Record of Surveys.

EXCEPTING THEREFROM all geothermal resources as defined in Section 6903 of the California Public Resources Code within or that may be produced from said real property, provided, however that the surface of said real property shall never be used for the exploration, development, extraction, removal, or storage of any thereof, as reserved by Standard Oil Company of California, a Corporation, in deed recorded October 29,1974 in Book 1803, Page 799 of Official Records.

ALSO EXCEPTING THEREFROM the sole and exclusive right from time to time to drill and maintain wells or other works into (except for oil, gas, and other hydrocarbons not herein reserved by grantor), or through said real property below, a depth of 500 feet and to produce, inject, store or remove from and through such wells or works, oil gas, water and other substances of whatever nature, including the right to perform any and all operations deemed by Grantor necessary or convenient for the exercise of such rights, as reserved by Standard Oil Company of California, a Corporation, in deed recorded October 29, 1974 in Book 1803, Page 799 of Official Records.

EXHIBIT “A”

Parcel 2: APN 053,041,023

That portion of Lot 21 of the San Luis Obispo Suburban Tract, in the City of San Luis Obispo, County of San Luis Obispo, State of California, according to map recorded February 7,1906 in Book 1, Page 92 of Record of Surveys, described as follows:

Commencing at the most Southerly corner of Parcel B denoted on Parcel Map No. SL-84-284 recorded in Parcel Map Book 38, Page 60;

Thence South 3°54’55” West, along the Westerly right of way of South Higuera Street (80 feet wide), 120.98 feet to a 1 1/4 inch iron pipe tagged L.S. 3877;

Thence North 86°14’05” West, 323 feet to a 1 1/4  inch iron pipe tagged L.S. 3877;

Thence South 3°45’55” West, 3 feet to a 1 1/4 inch iron pipe tagged L.S. 3877;

Thence North 86°14’05” West, 62 feet to a 1 1/4 inch iron pipe tagged L.S. 3877;

Thence South 3°45’55” West, 22.70 feet to a 1 1/4 inch iron pipe tagged L.S. 3877;

Thence South 74°38’05” West, 252.44 feet, more or less, to the Easterly line of the land described in the Deed to Adrian R. Manthie, et ux., recorded June 15,1955 in Book 807, Page 360 of Official Records and denoted on Parcel Map SLO 73-495;

Thence Northwesterly along last said line to the Westerly line of said Lot 21;

Thence Northerly and Easterly along the boundary of said Lot 21 to the point of beginning.

Said land is shown as Parcel 2 on Map recorded May 10,1989 in Book 59, Page 89 of Record of Surveys.

EXCEPTING THEREFROM all geothermal resources as defined in Section 6903 of the California Public Resources Code within or that may be produced from said real property, provided, however, that the surface of said real property shall never be used for the exploration, development, extraction, removal or storage of any thereof, as reserved by Standard Oil Company of California, a Corporation, in deed recorded October 29,1974 in Book 1803, Page 799 of Official Records.

ALSO EXCEPTING THEREFROM the sole and exclusive right from time to time to drill and maintain wells or other works into (except for oil, gas and other hydrocarbons not herein reserved by Grantor), or through said real property below a depth of 500 feet and to produce, inject, store and remove from and through such wells or works, oil, gas, water and other substances of whatever nature, including the right to perform any and all operations deemed by Grantor necessary or convenient for the exercise of such rights, as reserved by Standard Oil Company of California, a Corporation, in deed recorded October 29, 1974 in Book 1803, Page 799, of Official Records.

Parcel 3: APN: 053,041,039

Parcel B of Parcel Map SL-84-284, in the City of San Luis Obispo, County of San Luis Obispo, State of California, according to map recorded December 27,1985 in Book 38, Page 60 of Parcel maps.

Parcel 4: APN: 053,041,038

Parcel A of Parcel Map SL-84-284, in the City of San Luis Obispo, County of San Luis Obispo, State of California, according to map recorded December 27,1985 in Book 38, Page 60 of Parcel Maps.